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                                                                    Exhibit 99.1


FOR MORE INFORMATION:
Bob Kneeley
Director, Investor Relations
954-384-0175, x-5300
BOB_KNEELEY@PEDIATRIX.COM

FOR IMMEDIATE RELEASE

================================================================================
                PEDIATRIX CHAIRMAN AND FOUNDER RESUMES CEO DUTIES

FORT LAUDERDALE, FLORIDA, March 27, 2003 -Pediatrix Medical Group, Inc., (NYSE:
PDX) today announced that Kris Bratberg, President and Chief Executive Officer and Director, has resigned for personal reasons. Mr. Bratberg, 40, joined Pediatrix in 1995.


         Roger J. Medel, M.D., Chairman of the Board and founder of Pediatrix will resume the duties of Chief Executive Officer on a permanent basis. Dr. Medel, who served as CEO from 1979 through 2002 and has remained active in developing strategy for Pediatrix, has agreed to a new three-year contract as CEO. As part of Pediatrix's commitment to appropriate corporate governance, the Board of Directors expects to appoint a non-executive Chairman of the Board.


         "Kris has contributed significantly to the success of Pediatrix and we wish him well in his future endeavors," said Dr. Medel. "We remain confident in our ability to execute our strategy of growing our group practice and increasing our operating efficiencies. One of the hallmarks of Pediatrix has been our management depth in areas that include operations, finance and compliance, as well as our extensive regional management structure."


         Separately, Pediatrix emphasized that its business fundamentals remain solid. The Company reaffirmed its previously reported 2002 financial results, which included net patient service revenue of $465.5 million, an increase of
31.3 percent from $354.6 million for 2001, and net income of $68.8 million for 2002, an increase from $30.4 million in 2001. Pediatrix expects to file its 2002 Annual Report on Form 10-K on or before March 31, 2003.

         Pediatrix also stated that it is on track to meet previously issued earnings guidance and expects to issue its first quarter results on Tuesday, May 6, 2003.

         During the first quarter of 2003, Pediatrix completed a $50 million share repurchase program, buying back a total of 1.6 million shares.


About Pediatrix

         Pediatrix was founded in 1979. Its neonatal physicians provide services at more than 300 NICUs and through Obstetrix its perinatal physicians provide services in many markets where Pediatrix's neonatal physicians practice. Combined, Pediatrix and its affiliated professional corporations employ more than 620 physicians in 30 states and Puerto Rico. Additional information is available on the Internet: WWW.PEDIATRIX.COM.


                                      # # #

MATTERS DISCUSSED IN THIS RELEASE MAY INCLUDE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE SECURITIES LAWS. ALL STATEMENTS, OTHER THAN STATEMENTS OF HISTORICAL FACTS, THAT ADDRESS ACTIVITIES, EVENTS OR DEVELOPMENTS THAT PEDIATRIX INTENDS, EXPECTS, BELIEVES OR ANTICIPATES WILL OR MAY OCCUR IN THE FUTURE ARE FORWARD-LOOKING STATEMENTS. THESE STATEMENTS ARE BASED ON ASSUMPTIONS AND ASSESSMENTS MADE BY PEDIATRIX'S MANAGEMENT IN LIGHT OF THEIR EXPERIENCE AND THEIR PERCEPTION OF HISTORICAL TRENDS, CURRENT CONDITIONS, EXPECTED FUTURE DEVELOPMENTS AND OTHER FACTORS THEY BELIEVE TO BE RELEVANT. ANY FORWARD-LOOKING STATEMENT IS NOT A GUARANTEE OF FUTURE PERFORMANCE AND IS SUBJECT TO VARIOUS RISKS




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AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS, DEVELOPMENTS AND BUSINESS
DECISIONS TO DIFFER MATERIALLY FROM THOSE CONTEMPLATED BY SUCH FORWARD-LOOKING STATEMENT. SUCH RISKS AND UNCERTAINTIES INCLUDE, AMONG OTHERS: PENDING AND FUTURE BILLING AND OTHER INVESTIGATIONS BY GOVERNMENT AUTHORITIES; PEDIATRIX'S ABILITY TO COMPLY WITH LAWS AND REGULATIONS APPLICABLE TO THE HEALTHCARE INDUSTRY; LIMITATIONS OF, REDUCTIONS IN OR RETROACTIVE ADJUSTMENTS TO REIMBURSEMENT AMOUNTS OR RATES BY GOVERNMENT-SPONSORED HEALTHCARE PROGRAMS; WHETHER PHYSICIANS APPROPRIATELY RECORD THE SERVICES THEY PROVIDE; PEDIATRIX'S ABILITY TO FIND SUITABLE ACQUISITION CANDIDATES AND TO SUCCESSFULLY INTEGRATE FUTURE OR RECENT ACQUISITIONS; LAWS PROTECTING THE PRIVACY OF PATIENT HEALTHCARE INFORMATION; FEDERAL AND STATE HEALTHCARE REFORM OR CHANGES IN GOVERNMENT-SPONSORED HEALTHCARE PROGRAMS; PEDIATRIX'S ABILITY TO SUCCESSFULLY RECRUIT AND RETAIN QUALIFIED PHYSICIANS; MALPRACTICE AND OTHER LAWSUITS; THE VALUE OF PEDIATRIX'S INTANGIBLE ASSETS, SUCH AS GOODWILL; PEDIATRIX'S ABILITY TO MANAGE GROWTH; FLUCTUATIONS IN QUARTERLY RESULTS; AND COMPETITION IN THE HEALTHCARE INDUSTRY.

PEDIATRIX MORE FULLY DESCRIBES THESE AND OTHER RISK FACTORS IN ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2001, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. ANY FORWARD-LOOKING STATEMENTS IN THIS PRESS RELEASE ARE MADE AS OF THE DATE HEREOF BASED ON MANAGEMENT'S CURRENT BELIEFS AND EXPECTATIONS AND PEDIATRIX HAS NO OBLIGATION TO UPDATE AND REVISE ANY SUCH STATEMENTS, WHETHER AS A RESULT OF NEW DEVELOPMENTS, INFORMATION OR OTHERWISE.